Investments in Master Trust	12 Months Ended
Dec. 31, 2025
EBP 105
EBP, Master Trust [Line Items]
Investments in Master Trust

3. Investments in Master Trust
The Plan’s investments are held in the Master Trust. The Plan’s participating interest in the investment funds of the Master Trust is based on account balances of the participants and their elected investment funds. The net assets of the Master Trust, which may include receivables and payables from unsettled trades, are allocated by assigning to each plan participating in the Master Trust those transactions that can be specifically identified as related to the plan, such as contributions, benefit payments, and plan-specific expenses. The income and expenses resulting from the collective investments of the Master Trust's assets are allocated in proportion to the fair value of the assets assigned to such plan.
On a monthly basis, investments, investment income and expenses are allocated to the Plan in accordance with its specific interest in the Master Trust. Investment fees are charged against the earnings of the funds and portfolios.
The Plan’s interest in the investments in the Master Trust is reported as “Plan interest in Verizon Master Savings Trust” in the Statements of Net Assets Available for Benefits. The related investment gains (losses) are reported within “Net increase in Plan's interest in Verizon Master Savings Trust” in the Statement of Changes in Net Assets Available for Benefits.
Cash receipts and payments derived from investment trades involving foreign currency denominated investments are translated into U.S. dollars at the prevailing exchange rate on the respective transaction date. Net realized gains and losses on foreign currency transactions, upon disposition of foreign currency denominated investments, arise as a result of fluctuations in foreign exchange rates between the trade and settlement dates and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The foreign exchange effect on foreign currency denominated investments is not segregated from the impact of changes in market prices in the Statement of Changes in Net Assets Available for Benefits.
The following table presents the net assets of the Master Trust and the Plan’s interest in the Master Trust as of December 31, 2025 and 2024 (in thousands), respectively:

	December 31, 2025		December 31, 2024
	Master Trust Balances	Plan's Interest in Master Trust Balances	Master Trust Balances	Plan's Interest in Master Trust Balances
Cash and cash equivalents	$1,765,614	$13,937	$1,767,488	$14,454
U.S. government securities	3,196,919	25,234	2,765,873	22,619
Preferred debt securities	778,496	6,145	765,080	6,257
Other debt securities	1,036,142	8,179	1,060,410	8,672
Preferred stock	44,560	352	34,505	282
Common stock	6,135,376	48,428	9,699,087	79,317
Verizon common stock	3,782,978	29,860	3,871,715	31,662
Common/collective trusts	22,073,102	174,229	16,479,964	134,770
Pooled separate accounts	925,667	7,307	756,563	6,187
Mutual funds	971,145	7,666	783,662	6,409
Other	365,004	2,881	303,357	2,481
Total investments in the Verizon Savings Master Trust at fair value	$41,075,003	$324,218	$38,287,704	$313,110
Receivables	3,782,771	14,417	1,709,036	5,124
Payables	(4,515,902)	(35,407)	(2,334,686)	(26,287)
Total net assets in Verizon Master Savings Trust at fair value	$40,341,872	$303,228	$37,662,054	$291,947

Fully benefit-responsive investment contracts	630,899	20,183	638,484	21,263
Total investments in the Verizon Master Savings Trust at contract value	$630,899	$20,183	$638,484	$21,263

Total investments	$40,972,771	$323,411	$38,300,538	$313,210
The total Master Trust's net appreciation was $4.6 billion for the year ended December 31, 2025. Interest and dividend income for the Master Trust was $657.4 million for the year ended December 31, 2025.